Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment reporting
20.	Segment reporting

Operating segments are identified on the basis of internal reports about components of the Company that are regularly reviewed by the chief operating decision maker for the purpose of resource allocation and performance assessment.

The chief operating decision maker, who is the chief executive officer, makes resource allocation decisions based on internal management functions and assesses the Company’s business performance as one integrated business instead of separate business lines. Accordingly, the Company has only one operating segment, which is the provision of corporate financial communications and financial printing services and therefore, no segment information is presented.

The Company’s non-current assets are based in Hong Kong.

The Company’s revenue is derived from Hong Kong.